UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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☐    Preliminary Proxy Statement

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☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Under §240.14a-12

Special Opportunities Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Special Opportunities Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202
 (New York Stock Exchange Trading Symbol: SPE)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 7, 2011

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 7, 2011: The Notice of Annual Meeting of
Stockholders and Proxy Statement are available on the Internet at
http://specialopportunitiesfundinc.com/investor_reports.html.

To the stockholders:

Notice is hereby given that an annual meeting (the “Meeting”) of stockholders (herein referred to as “stockholders”) of Special Opportunities Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 7, 2011 at 2:00 PM, Eastern time, at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174, for the following purposes:

(1)	To elect six directors to serve until the annual meeting of stockholders in 2012 and until their successors are elected and qualify or until they resign or are otherwise removed;

(2)
To instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s common stock at the close of business on October 21, 2011.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and a maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting at the Meeting.  You may obtain directions to the offices of Blank Rome LLP by contacting Blank Rome LLP directly at 212-885-5000 or accessing the firm’s Web site at http://www.blankrome.com/index.cfm?contentID=50&itemID=5.

By order of the Board of Directors,

Phillip Goldstein
Chairman of the Board

October 26, 2011

Your vote is important no matter how many shares you own

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the nominees for director named in the attached Proxy Statement (i.e., Proposal 1), “FOR” the authorization of the Adviser to vote proxies on behalf of the Fund in favor of discount control mechanisms (i.e., Proposal 2) and, in the proxies’ discretion, either “FOR” or “AGAINST” any other business that may properly arise at the Meeting.  In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your enclosed proxy card promptly.

ii

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.       Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.       All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, Trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, Partner
(2) Smith and Jones, limited partnership	Jane B. Smith, General Partner

Trust accounts
(1) ABC trust account	Jane B. Doe, Trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Special Opportunities Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT

Introduction

 Annual Meeting of Stockholders to be Held on December 7, 2011

This proxy statement (the “Proxy Statement”) is furnished to the stockholders (herein referred to as “stockholders”) of Special Opportunities Fund, Inc. (the “Fund”) in connection with the solicitation by the Fund’s Board of Directors (the “Board”) of proxies to be used at the annual meeting (the “Meeting”) of the stockholders of the Fund to be held on December 7, 2011, at 2:00 PM, Eastern time, at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174, or any adjournment or postponement thereof.  This Proxy Statement and the related proxy card will first be mailed to stockholders on or about November 1, 2011.

Quorum.  The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on October 21, 2011) is necessary to constitute a quorum for the transaction of business.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  If submitted to stockholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the Meeting in person or by proxy (or a majority of votes cast if a quorum is present).  A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Required Vote for Adoption of Proposals.  Proposal 1 (to elect six directors) requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy on such Proposal, provided a quorum is present.  All of the outstanding shares of the Fund’s common stock will vote together as a single class.  Each full share is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

Proposal 2 (to instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal, including the election of directors, which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value) requires the affirmative vote of a majority of the votes validly cast.

A broker non-vote occurs when the broker returns a properly executed proxy for shares held by the broker for a customer but does not vote on a matter because the broker does not have discretionary voting authority and has not received instructions from the beneficial owner.  Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present at the Meeting.  They will be treated as votes present at the Meeting, but will not be treated as votes cast for or against any proposal.  Therefore, abstentions and broker non-votes will have no effect on a proposal which requires a plurality of votes cast for approval (i.e., Proposal 1) or on a proposal which requires a majority of votes validly cast (i.e., Proposal 2).

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.  If you give no voting instructions, your shares will be voted FOR Proposal 1 and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the Meeting (e.g., adjourning the Meeting if a stockholder vote is called).

You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Secretary of the Fund, care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.  To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number.  In addition, if you attend the Meeting in person you may, if you wish, vote in person at the Meeting, thereby cancelling any proxy previously given.

As of the record date, October 21, 2011, the Fund had 6,676,450 shares of common stock outstanding.

Stockholders may request, without charge, copies of the Fund’s annual report and semi-annual report by writing the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, WI 53202 or by contacting the Administrator at 1-877-607-0414.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website, www.sec.gov.

Proposal 1.

To elect six directors to serve until the annual meeting of stockholders in 2012 and until their successors are elected and qualify
or until they resign or are otherwise removed

Proposal 1 relates to the election of six directors of the Fund.  The stockholders are being asked to elect Messrs. Chadwick, Dakos, Goldstein, Harris, Hellerman and Walden to the Board, each to serve until the annual meeting of stockholders in 2012 and until his successor is elected and qualifies or until he resigns or is otherwise removed. Each nominee for director was based upon the recommendation of the Fund’s Nominating and Corporate Governance Committee.

If you properly execute and return the enclosed proxy card, unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all nominees.  If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the present Board may recommend.  Each nominee has indicated his willingness to serve if elected.  If elected, each nominee will hold office until the annual meeting of stockholders in 2012 and until his successor is elected and qualifies.

The following table sets forth each nominee as well as the current officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at September 30, 2011.  Messrs. Chadwick, Harris and Walden are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (each an “Independent Director”).  Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC (the “Adviser”) and their positions as officers of the Fund.

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director
INTERESTED DIRECTOR NOMINEES

Andrew Dakos*** (45)	President as of October 2009.	1 year; Since 2009	Principal and Chief Compliance Officer of the Adviser, since 2009; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds, since 2005.	1	Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation.
Phillip Goldstein*** (66)	Chairman and Secretary as of October 2009.	1 year; Since 2009	Principal of the Adviser, since 2009; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds, since 1992.	1	Chairman, Mexico Equity and Income Fund, Inc.; Chairman, Brantley Capital Corporation; Director, ASA Ltd.; Director, Korea Equity and Income Fund, Inc.
Gerald Hellerman**** (74)	Chief Compliance Officer and Chief Financial Officer as of January 2010.	1 year; Since 2009	Managing Director of Hellerman Associates (a financial and corporate consulting firm).	1	Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation; Director, MVC Capital, Inc.

INDEPENDENT DIRECTOR NOMINEES
Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director
James Chadwick (38)	-	1 year; Since 2009	Managing Director of Main Street Investment Partners, LLC (private equity firm), since April 2011; Managing Director of Opus Partners, LLC (private equity firm), June 2010 – April 2011; Managing Director of Harlingwood Equity Partners LP, March 2009 – June 2010; Managing Partner of Chadwick Capital Management, January 2006 – December 2008.	1	None
Ben Hormel Harris (43)	-	1 year; Since 2009	Chief Financial Officer and General Counsel of NHI II, LLC and NBC Bancshares, LLC, October 2007 - present; Investment Professional of MVC Capital, Inc. and The Tokarz Group Advisers, LLC, April 2005 – October 2007.	1	None
Charles C. Walden (67)	-	1 year; Since 2009	Chief Investment Officer of Knights of Columbus (fraternal benefit society selling life insurance and annuities), July 1973 – April 2007.	1	Lead Trustee, Third Avenue Funds (fund complex consisting of five funds and one variable series trust).

OFFICERS
Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director
Andrew Dakos*** (45)	President as of October 2009	1 year; Since 2009	Principal and Chief Compliance Officer of the Adviser; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Rajeev Das (42)	Vice- President and Treasurer as of October 2009	1 year; Since 2009	Managing Member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Phillip Goldstein*** (66)	Chairman and Secretary as of October 2009	1 year; Since 2009	Principal of the Adviser; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Gerald Hellerman**** (74)	Chief Compliance Officer and Chief Financial Officer as of January 2010.	1 year; Since 2009	Managing Director of Hellerman Associates (a financial and corporate consulting firm).	n/a	n/a
*The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
** The Fund Complex is comprised of only the Fund.
*** Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser, and their positions as officers of the Fund.
**** Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.

The Board believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the directors is qualified to serve as a director of the Fund based on a review of the experience, qualifications, attributes and skills of each director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other directors, the Adviser, other service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a director.  Each director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a director of the Fund.  Information as of September 30, 2011 indicating the specific experience, skills, attributes and qualifications of each director which led to the Board’s determination that the director should serve in this capacity is provided below.

James Chadwick.
Mr. Chadwick has been a director of the Fund since 2009.  He has over 10 years of investment management experience, selecting investments, managing risk and managing investment pools of capital.  Mr. Chadwick previously worked with a large accounting firm auditing public companies.  He has served as a director of three other public companies and has served on certain of their audit, governance, nominating and compensation committees.

Andrew Dakos.
Mr. Dakos has been the President and a director of the Fund since 2009. He is also a principal of the Adviser.  Mr. Dakos has over 10 years of investment management experience and currently manages several private investment partnerships.  In addition to the Fund, he is currently a director of a closed-end fund, one private company and a business development company that is undergoing liquidation.

Phillip Goldstein.
Mr. Goldstein has been the Chairman of the Board and the Secretary of the Fund since 2009.  He is also a principal of the Adviser.  Mr. Goldstein has 19 years of investment management experience and currently manages several private investment partnerships.  In addition to the Fund, he is currently a director of two closed-end funds and a business development company that is undergoing liquidation.

Ben Hormel Harris.
Mr. Harris has been a director of the Fund since 2009.  He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings.  In addition to the Fund, Mr. Harris is currently a director of two private companies.

Gerald Hellerman.
Mr. Hellerman has been a director of the Fund since 2009 and its Chief Compliance Officer and Chief Financial Officer since January 2010.  Mr. Hellerman has more the 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years. He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant since 1993.

Charles C. Walden.
Mr. Walden has been a director of the Fund since 2009.  He has over 40 years of experience in investments, including 30 years experience as a chief investment officer in the life insurance industry.  He has served on the board of directors of mutual funds for 15 years, including the investment committees of a healthcare system and a religious diocese.  Mr. Walden is a Chartered Financial Analyst.

Specific details regarding each director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the directors do not constitute holding out the Board or any director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Litigation Involving Directors.  On October 17, 2009, the Massachusetts Secretary of State issued an “obey the law” cease and desist order (the “Order”) against Messrs. Goldstein and Dakos and certain other parties (the “Bulldog Parties”), and fined the Bulldog Parties $25,000, in connection with an alleged violation of Massachusetts law due to the Bulldog Parties making truthful information about certain unregistered investments available on a website and by sending an e-mail containing truthful material about such investments to an individual who requested it.  The Bulldog Parties filed an appeal of the Order on November 15, 2009 in the Massachusetts Superior Court (“SJC”) which was upheld, and the Bulldog Parties further appealed the Order.  The SJC upheld the Order on July 2, 2010, but held that the Bulldog Parties’ claim that the Order violated their First Amendment rights must be decided as part of the Bulldog Parties’ appeal of the lawsuit they filed against the Massachusetts Secretary of State (the “Lawsuit”).  The SJC transferred the appeal of the Lawsuit to itself on July 23, 2010.  On September 22, 2011 the SJC affirmed the Superior Court’s ruling and declined to reconsider the Bulldog Parties’ personal jurisdiction claim.  On October 5, 2011 the Capital Markets and Government Sponsored Enterprises Subcommittee of the United States House of Representatives approved H.R. 2167, the Private Company Flexibility and Growth Act which would permit privately held companies like Bulldog Investors to use advertisements and websites to solicit accredited investors for private offerings. The Bulldog Parties are also considering filing a petition for certiorari with the United States Supreme Court.

Board Composition and Leadership Structure.                                                                                     The Board consists of six individuals, three of whom are interested directors.  The Chairman of the Board, Mr. Goldstein, is an interested director and is the Secretary of the Fund and is a principal of the Adviser.  The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  The Board does not have a standing compensation committee.  Currently, each Independent Director receives an annual retainer equal to $25,000 for serving as a director and attending the quarterly meetings of the Board, paid quarterly in advance, plus $1,000 for each special Board meeting attended in person (or $500 if attended by telephone).  Each Independent Director is entitled to receive such compensation for any partial quarter for which he serves.

Directors who are “interested persons” of the Adviser will not receive any compensation for their services as directors.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the directors.  The table below details the amount of compensation the Fund’s directors received from the Fund during the fiscal year ended December 31, 2010.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors*
Independent Directors
James Chadwick, Independent Director	$25,500	None	None	$25,500
Ben Hormel Harris, Independent Director	$25,500	None	None	$25,500
Charles C. Walden, Independent Director	$25,500	None	None	$25,000

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors*

Interested Directors
Andrew Dakos, Interested Director	$6,250**	None	None	None
Phillip Goldstein, Interested Director	$6,250**	None	None	None
Gerald Hellerman, Interested Director	$25,500**	None	None	$25,500**
* The Fund Complex is comprised of only the Fund.
** For the portion of the year prior to the completion of the Fund’s tender offer for its common shares, the Adviser waived its advisory fee and Messrs. Dakos and Goldstein were compensated as directors during that time.
*** In addition to his compensation as a director, Mr. Hellerman received $30,000 from the Fund during the fiscal year ended December 31, 2010 as compensation for service in his capacity as the Fund’s Chief Compliance Officer.

Management Ownership.  To the knowledge of the Fund’s management, as of December 31, 2010, the officers and directors of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock.  The following table shows the dollar range of shares beneficially owned by each director, director nominee and officer in the Fund as of October 21, 2011:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Independent Directors
James Chadwick	None	None
Ben Hormel Harris	$50,001-$100,000	$50,001-$100,000
Charles C. Walden	Over $100,000	Over $100,000

Interested Directors
Andrew Dakos**	None	None
Phillip Goldstein**	$10,001 - $50,000	$10,001 - $50,000
Gerald Hellerman***	$50,001 - $100,000	$50,001 - $100,000
* The Family of Investment Companies is comprised of only the Fund.
** Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser, and their positions as officers of the Fund.
*** Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.

Director Transactions with Fund Affiliates.  As of December 31, 2010, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, UBS Global Asset Management (Americas) Inc., the Fund’s previous investment adviser (the “Previous Adviser”), or any affiliate of these entities.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser, the Previous Adviser or any affiliate of any of these entities was a party.

Required Vote.  Approval of each nominee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy on Proposal 1, provided a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 FOR ELECTION OF EACH
OF THE NOMINEES.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO
VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Proposal 2.

To instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

Proposal 2 relates to the voting of proxies the Fund receives from closed-end investment companies in which it invests.  The Fund’s investments in the securities of other investment companies are made in compliance with Section 12(d)(1)(F) of the Investment Company Act of 1940 by (i) limiting its investments so that not more than 3% of the total outstanding stock of any such investment company is owned by the Fund or any of the Fund’s affiliated persons and (ii) exercising its voting rights by proxy with respect to any such security purchased in the manner prescribed by subparagraph (E) of Section 12(d)(1).  To date, the Fund has complied with subparagraph (E) by instructing the underlying closed-end investment company or its agent that the proxies it holds are to be voted in the same proportion as the vote of all other holders of such security (referred to as “mirror voting”).  However, the Board has concluded that under circumstances where the Fund’s proxy is sought regarding any proposal that is likely to favorably impact such investment company’s market price discount to its net asset value, it would be in the Fund’s and the stockholders’ best interests to authorize the Adviser to determine how to vote on such proposal.

Subparagraph (E) of Section 12(d)(l) permits a Fund to use mirror voting or to seek instructions from its stockholders with regard to the voting of all proxies with respect to investment company securities and vote all such proxies in accordance with such instructions.  Therefore, Proposal 2 seeks authorization from the Fund’s stockholders that would serve as a standing instruction to vote proxies on any proposal that the Adviser reasonably determines is likely to favorably impact the discount of a closed-end investment company’s market price as compared to its net asset value.  Examples of such proposals include, but are not limited to, the election of directors, proposals to authorize such investment company to conduct a self-tender offer or to convert from a closed-end management investment company to an open-end management investment company.  The Board also noted during its deliberations that from time to time certain of these proposals may be proposed by the Fund or by an affiliate of the Adviser.

In September, 2010, members of the staff of the Division of Investment Management (the “Staff”) informed the Fund that they had concerns that the Fund might not be in compliance with the exemptive conditions of Section 12(d)(1)(F) of the Investment Company Act of 1940 because the Fund and certain private partnerships might be deemed to be under common control.  The Staff members based their concerns on certain public disclosures regarding the ownership and control of the Adviser by certain individuals who also own and control other entities that serve as the general partners and investment advisers to certain private investment partnerships that are excluded from the definition of an investment company by Section 3(c)(1) of the Investment Company Act.  The Staff cited the SEC’s conclusion in In the Matter of Steadman Security Corp. (Exchange Act Release No. 13695; Investment Company Act Release No. 9830; Investment Advisers Act Release No. 593) (June 29, 1977), that “the investment adviser almost always controls the fund” in support of its position.

The Board, including all of the Independent Directors, and the Adviser reviewed the matter with their respective counsel and determined that they disagreed with the Staff’s position.  In December, 2010, the Adviser and the Fund filed a joint request for a declaratory order from the SEC that the Adviser does not control the Fund which, if granted, would resolve the Section 12(d)(l)(F) compliance issue raised by the Staff.  In March 2011, the Board and the Adviser made a determination that the joint request for a declaratory order should be deemed to have been temporarily granted under the provisions of Section 2(a)(9) of the Investment Company Act because more than 60 days had elapsed since the date the request was filed with the SEC.  The Staff has advised the Board and the Adviser that they disagree with such determination.  In June, 2011, the Fund and the Adviser submitted a letter to the Staff requesting that they re-evaluate the Staff’s position regarding whether the Adviser should be deemed to control the Fund based on the recent decision by the U.S. Supreme Court in Janus Capital Group v. First Derivative Traders.  In Janus, the Court ruled that despite the “unique close relationship” between the fund and the adviser, the adviser did not control the fund.  Although the position is not free from doubt, the Fund and the Adviser and their respective counsel believe that the Fund is in compliance with the exemptive conditions of Section 12(d)(l)(F) of the Investment Company Act.

Board Considerations.  At its Board meeting held on September 22, 2011, the Board considered a proposal to seek standing instructions from shareholders authorizing the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal in a manner in which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  Representatives of the Adviser presented information regarding this proposal to the Board, including examples of proposals the Adviser would consider to have a reasonable likelihood of favorably impacting an investment company’s discount to net asset value.  The Board considered the Adviser’s assertion that the authority sought in this Proposal 2 was consistent with the Fund’s investment objective and strategy to invest in securities that the Adviser believes have opportunities for appreciation, including closed-end investment companies that trade at a market price discount from their net asset value.  The Adviser further asserted that the current policy of voting the Fund’s shares of other closed-end investment companies in proportion to the votes of other holders had caused the Fund, from time to time, to vote a percentage of its shares contrary to the Fund’s and the stockholders’ best interests.  The Board also noted that given the proximity of the date of receipt of proxy materials by the Fund to the date of a closed-end investment company’s meeting and the expense of soliciting the Fund’s stockholders on any specific proposal, this Proposal 2 was the only practical way to comply with the requirement in Subparagraph (E) to “seek instructions” from the Fund’s stockholders’ with regard to the voting of proxies.  The Board concurred with the Adviser that consistent with the Fund’s investment strategy, it was in the Fund’s and its stockholders’ best interests to instruct the Adviser to vote proxies on proposals that it deems likely to impact a closed-end fund’s discount rather than utilize mirror voting.

The Board further considered the Adviser’s expertise in identifying opportunities for appreciation, including among closed-end investment companies, and that such expertise was an important factor considered when approving the Fund’s investment advisory contract with the Adviser in 2009.  The Board also noted the approval by the Fund’s stockholders of such investment advisory contract.  The Board noted the Adviser’s disclosure that it was possible that from time to time a proposal for which the Fund’s proxy is requested may be made by the Fund or by an affiliate of the Adviser.  The Board concluded that this did not preclude the Adviser’s ability to determine that such proposal was in the Fund’s and the stockholders’ best interests and consistent with the Fund’s investment objective and strategy.

The Board consulted with independent counsel regarding the requirements of Section 12(d)(1) and were reasonably satisfied that by seeking and obtaining standing instructions from stockholders through this Proposal, the requirements of Section 12(d)(1)(E)(ii) could be satisfied.

 Based on all of these considerations, the Board concluded that it was in the Fund’s and the stockholders’ best interests to authorize the Adviser to vote proxies received by the Fund on all proposals (including the election of directors) that the Adviser reasonably determines in its sole discretion is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  Therefore, the Board determined to seek stockholder approval of this proposal.

THE STAFF OF THE DIVISION OF INVESTMENT MANAGEMENT OF THE SEC HAS ADVISED THE FUND THAT, IN ITS OPINION, THE IMPLEMENTATION OF THIS PROPOSAL #2, IF APPROVED BY STOCKHOLDERS, WOULD VIOLATE SECTION 12(d)(1) BECAUSE THE MECHANISM BEING PROPOSED BY THE FUND AND THE ADVISER WOULD NOT SATISFY THE REQUIREMENT OF SECTION 12(d)(1)(E):  “TO SEEK INSTRUCTIONS FROM ITS SECURITY HOLDERS WITH REGARD TO THE VOTING OF ALL PROXIES . . . AND TO VOTE SUCH PROXIES ONLY IN ACCORDANCE WITH SUCH INSTRUCTIONS.”  THE STAFF’S POSITION IS THAT IN ORDER TO COMPLY WITH THE “SEEK INSTRUCTIONS” REQUIREMENT, THE FUND MUST SEEK INSTRUCTIONS FROM SHAREHOLDERS FOR EACH PROXY IT RECEIVES FROM A CLOSED-END INVESTMENT COMPANY.  THE FUND’S BOARD OF DIRECTORS BELIEVES THE STAFF’S INTERPRETATION IS NOT CORRECT BECAUSE IT WOULD RENDER THE OPTION TO “SEEK INSTRUCTIONS” VIRTUALLY USELESS WHICH THE BOARD BELIEVES COULD NOT HAVE BEEN CONGRESS’ INTENT.   IF THIS PROPOSAL #2 IS APPROVED BY STOCKHOLDERS, THE BOARD, BEFORE IMPLEMENTING IT, INTENDS TO PURSUE ITS OPTIONS INCLUDING SEEKING DECLARATORY RELIEF FROM THE SEC OR A FEDERAL COURT.

Required Vote.  Approval of Proposal 2 requires the affirmative vote of a majority of the votes validly cast at the Meeting in person or by proxy, provided a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 TO PROVIDE STANDING INSTRUCTIONS TO THE ADVISER TO VOTE PROXIES ON ANY PROPOSAL (INCLUDING THE ELECTION OF DIRECTORS) THAT THE ADVISER REASONABLY DETERMINES IS LIKELY TO FAVORABLY IMPACT THE DISCOUNT OF A CLOSED-END INVESTMENT COMPANY WHOSE SHARES ARE OWNED BY THE FUND.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” PROPOSAL 2.

Additional Information about the Board

Board Meetings and Committees.

During the fiscal year ended December 31, 2010, each present director and director nominee attended at least 75% of the meetings of the Board and of the Committees of which he is a member, held since his respective election.  During the fiscal year ended December 31, 2010, the Board met five times.

Audit Committee. The Board has established an Audit Committee that acts pursuant to a written charter (the “Audit Committee Charter”) and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors and the full Board; and (v) to act as liaison between the Fund’s independent auditors and the full Board.  A copy of the Audit Committee Charter was filed as Exhibit C to the Fund’s proxy statement filed with the SEC on November 19, 2009.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

The Audit Committee currently consists of Messrs. Chadwick, Harris and Walden.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  During the fiscal year ended December 31, 2010, the Board’s Audit Committee met four times.

Nominating and Corporate Governance Committee. The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (the “Nominating and Corporate Governance Committee Charter”).  The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and selecting qualified individuals to become Board members and members of Board committees and developing, adopting and periodically monitoring and updating the Fund’s corporate governance principles and policies.  A copy of the Nominating and Corporate Governance Committee Charter was filed as Exhibit D to the Fund’s proxy statement filed with the SEC on November 19, 2009.

The Nominating and Corporate Governance Committee currently consists of Messrs. Chadwick, Harris and Walden.  None of the members is an “interested person” for purposes of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  During the fiscal year ended December 31, 2010, the Board’s Nominating and Corporate Governance Committee met once.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, and that there are no specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if a vacancy occurs. In order to recommend a nominee, a stockholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The stockholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by stockholders.  Stockholders can send other communications to the Board, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait, Weller”) audited the Fund’s financial statements for the fiscal year ended December 31, 2010 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The Fund’s financial statements for the fiscal year ended March 31, 2009, were audited by a firm other than Tait, Weller.  Such firm also prepared the Fund’s 2009 federal and state annual income tax returns and provided certain non-audit services.  The Fund’s prior auditing firm had been the Fund’s independent registered public accounting firm since the Fund’s inception in June 1993.

On September 24, 2009, the Fund’s Audit Committee met to consider the selection of a new independent registered public accounting firm for the Fund for the fiscal nine months ended December 31, 2009 because it had been advised by the Fund’s prior auditor of its proposed audit fees to conduct the Fund’s audit for the fiscal nine months ended December 31, 2009, which fees were substantially higher than the audit fees paid by the Fund to the same auditing firm for prior years’ audits.  Having conducted a request for proposals, the Audit Committee met with Tait, Weller and, after due consideration, selected Tait, Weller to conduct the audit for the fiscal nine months ended December 31, 2009.  The Audit Committee made its determination based on (1) several of its members’ previous experience with Tait, Weller as audit committee members of another closed-end fund for which Tait, Weller served as independent auditor and (2) the substantial savings to the Fund represented by the audit fees proposed to be charged by Tait, Weller to conduct the Fund’s audit for the fiscal nine months ended December 31, 2009.  There were no disagreements with the prior auditing firm.  The Fund received a letter dated October 1, 2009 from the prior auditor stating that the client-auditor relationship between the Fund and the prior auditor had ended.  The stockholders ratified the selection of Tait, Weller at the special meeting held on December 10, 2009.  Tait, Weller has informed the Fund that it has no material direct or indirect financial interest in the Fund.

A representative of Tait, Weller is not expected to be present at the Meeting but will be present by telephone and will have the opportunity to make a statement if he or she so desires.  This representative will also be available to respond to appropriate questions.  A representative of the Fund’s prior auditor will not attend the meeting, will not have an opportunity to make a statement and will not be available to respond to questions.

Fees

The fees billed by the Fund’s auditors for professional services rendered to the Fund for the fiscal nine months ended December 31, 2009 and the fiscal year ended December 31, 2010 are provided in the table below:

	Aggregate total for Fiscal Period Ended December 31, 2009	Aggregate total for Fiscal Year Ended December 31, 2010
Audit Fees	$38,000	$38,500
Audit-Related Fees	$8,283*	$2,000
Tax Fees	$13,305**	$10,000
All Other Fees	-	-
* Includes $2,000 billed by Tait, Weller and $6,283 billed by the Fund’s prior auditor.
** Includes $10,000 billed by Tait, Weller and $3,305 billed by the Fund’s prior auditor.

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Fees included in the “audit-related fees” category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semi-annual financial statements, (2) auction preferred shares testing for the Fund’s  fiscal year ended March 31, 2009 and fiscal nine months ended December 31, 2009 and (3) review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in the independent auditors’ tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal year ended March 31, 2009, the fiscal nine months ended December 31, 2009 and the fiscal year ended December 31, 2010, there were no fees billed by the Fund’s auditors for other services provided to the Fund. Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

All of the principal accountant’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended March 31, 2009, the fiscal nine months ended December 31, 2009 and the fiscal year ended December 31, 2010, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended March 31, 2009, the fiscal nine months ended December 31, 2009 and fiscal year ended December 31, 2010, on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

The Audit Committee pre-approved the fees for Tait, Weller for its review of the 2010 semi-annual financial statements.  There were no other audit-related fees or tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

For the fiscal year ended December 31, 2010 and the fiscal nine months ended December 31, 2009, the aggregate fees billed by Tait, Weller of $12,000 for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the Fund is shown in the table below.  For the fiscal nine months ended December 31, 2009, the aggregate fees billed by the Fund’s prior independent registered public accounting firm of $1,004,526 for non-audit services rendered on behalf of the Fund (“covered”), its previous investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with that previous investment adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for the fiscal period of the registrant is shown in the table below:

	December 31, 2009	December 31, 2010
Fund	$12,000* $9,588**	$12,000
Adviser	$0	$0
Fund’s Prior Adviser	$994,938**	$0
* Aggregate fees billed by Tait, Weller.
** Aggregate fees billed by the Fund’s prior auditor.

The Fund’s previous audit committee was not required to consider whether the provision of non-audit services that were rendered to the Fund’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Audit Committee Pre-Approval

The Audit Committee Charter adopted on September 1, 2009 contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund[.]

Audit Committee Report

The Audit Committee has met and held discussions with Tait, Weller, the Fund's independent registered public accountant. The independent registered public accountant represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee (i) reviewed and discussed with management the Fund’s audited financial statements for the most recently completed fiscal year; (ii) discussed with the Fund’s independent registered public accountant, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and (iii) obtained from Tait, Weller a formal written statement consistent with the Public Company Accounting Oversight Board regarding Tait Weller’s communications with the Audit Committee concerning independence, describing all relationships between Tait, Weller and the Fund that might bear on Tait, Weller’s independence and discussed with Tait, Weller any relationships that may impact Tait, Weller’s objectivity and independence and satisfied itself as to Tait, Weller’s independence.

Based upon the Audit Committee’s discussion with Tait, Weller and the Audit Committee’s review of the representations of Tait, Weller and the report of Tait, Weller to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2010 filed with the SEC.

James Chadwick
Ben Hormel Harris and
Charles C. Walden, Chairman

Other Information

 Beneficial Ownership of Shares

The following is based upon a review of public filings.  As of October 21, 2011, management did not know of any person who owned beneficially 5% or more of the common stock of the Fund.

 Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) during the most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, following is each person who, at any time during the fiscal year, was subject to Section 16 of the Exchange Act with respect to the Fund because of the requirements of Section 30 of the 1940 Act (a “reporting person”) that failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

Reporting Person	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis
Bulldog Investors	1	1
Gerald Hellerman	1	1

 Stockholder Proposals

The Meeting is an annual meeting of stockholders.  Any stockholder who wishes to submit proposals to be considered at the Fund’s 2012 annual meeting of stockholders should send such proposals to the Secretary of the Fund, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202.  Stockholder proposals must be received by the Fund no later than the close of business on April 13, 2012 to receive consideration for inclusion in our proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Amended and Restated Bylaws, as in effect from time to time.

In order for a stockholder to bring a proposal (other than proposals sought to be included in our proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the 2012 annual meeting, such stockholder must deliver a written notice of such proposal to the Secretary of the Fund, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, no later than the close of business on June 30, 2012.

Stockholders are advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals.

 Solicitation of Proxies

Your vote is being solicited by the directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 7, 2011: The Notice of Annual Meeting of
Stockholders and Proxy Statement are available on the Internet at
http://specialopportunitiesfundinc.com/investor_reports.html.

2

Other Business

The Fund’s management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of stockholders arise, the proxies will vote thereon according to their discretion.

By order of the Board,

Phillip Goldstein
Chairman of the Board

October 26, 2011

It is important that you execute and return your proxy promptly.

PROXY
SPECIAL OPPORTUNITIES FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 7, 2011

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SPECIAL OPPORTUNITIES FUND, INC.

The undersigned hereby appoints Andrew Dakos and Phillip Goldstein, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Stockholders of Special Opportunities Fund, Inc. (the “Fund”) to be held on December 7, 2011, at 2:00 PM Eastern time, at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174 (the “Meeting”), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on October 21, 2011.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 7, 2011:
The Notice of Annual Meeting of Stockholders and Proxy Statement
are available on the Internet at http://specialopportunitiesfundinc.com/investor_reports.html.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1.	To elect the following nominees to hold office until the annual meeting of stockholders in 2012 and until their successors are elected and qualify or until they resign or are otherwise removed:

☐	FOR ALL NOMINEES	NOMINEES:
☐	WITHHOLD AUTHORITY	○ Mr. James Chadwick
	FOR ALL NOMINEES	○ Mr. Andrew Dakos
☐	FOR ALL EXCEPT	○ Mr. Phillip Goldstein
	(See instructions below)	○ Mr. Ben Harris
○ Mr. Gerald Hellerman
○ Mr. Charles Walden

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.
To instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

           FOR
           AGAINST
           ABSTAIN

Signature of Stockholder                                                                   Date:

Signature of Stockholder                                                                   Date:

NOTE:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

In their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting, or any adjournment or postponement thereof.

This proxy will be voted as specified herein.  If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the proxies named above as to any other matter that may properly come before the Meeting or any adjournment or postponement thereof.  Please indicate by filling in the appropriate box above.

WE NEED YOUR VOTE BEFORE DECEMBER 7, 2011

Your vote is important.  If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the Meeting.  You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME